Exhibit 10m


                 Deferred Compensation Contract
                   Deferral of Directors' Fees


     THIS AGREEMENT made this 2nd day of December, 1988, by and between C. R. BARD, INC., a New Jersey corporation, hereinafter referred to as the "Company" and William T. Butler, M.D. residing at 1617 South Boulevard, Houston, Texas hereinafter referred to as the "Director".
WITNESSETH:
     WHEREAS, the Company has adopted by Act of its Board of Directors a program whereby Directors of the Company are paid fees as compensation for services rendered to the Company; and
     WHEREAS, the Company is willing to enter into an arrangement with the Director whereby the Director may defer receipt of such fees otherwise payable to the Director: and the Director is desirous of entering into such an arrangement.
     NOW, THEREFORE, in consideration of the premises, and in consideration of the mutual covenants and agreements herein contained, the Company and the Director agree as follows:
     1. During the period of the Director's active service as hereinafter defined, the Director agrees to serve the Company faithfully and, to the best of the Director's ability, to perform such services and duties as shall be assigned to the Director by the Company's Board of Directors.
     For purposes of this Agreement, the period of the Director's active service shall mean the period commencing with the date of




                            IV - 319

election or appointment of the Director and expiring on the date on which occurs the termination of the Director's service by reason of expiration of term or the date of resignation, removal or death of the Director whichever shall occur first.
     2. (a) Prior to the thirty-first day of December of each calendar year during the period of the Director's active service the Director may instruct the Company by delivery to it of written notice to withhold any fees otherwise payable to Director for services rendered in the following calendar year (the "Deferred Amounts"). The Deferred Amounts shall be credited when otherwise due to be paid to an account or accounts (the "Deferred Account") established on the books of the Company for this purpose. The Director shall by written notice designate which Deferred Account or Accounts the Director elects the Company to establish for said Director and the percentage (but not less than 25%) of the Deferred Amount to be credited to each such Deferred Account all as more fully set forth in Subparagraphs 2(b)(i) and 2(b)(ii) hereinafter.
     (b)(i)
          (A) The amount credited by the Company to this Deferred Account by election of Director shall immediately be converted to that number of share units equal to the number of shares (to the nearest hundredth of a share) of common stock of the Company which could have been purchased at the composite closing price on the New York Stock Exchange for shares of common stock of the Company on such date (the "Share Units") with the Deferred Amount.
                              - 2 -
                            IV - 320
          (B) During the period that the Company shall maintain such Deferred Account, on each date on which the Company pays dividends on shares of its common stock, it shall credit the Deferred Account with an additional number of share units equal to the number of shares (to the nearest hundredth of a share) of common stock of the Company which could have been purchased at the composite closing price on the New York Stock Exchange for shares of common stock of the Company on such date, with the amount of dividends that would have been received on the number of shares of common stock equal to the number of shares units in such Director's Deferred Account.
          (C) In the event of any stock dividend, stock split, combination of shares, recapitalization or the like of the common stock of the Company, the Company shall make appropriate adjustment in the number of share units entered in each Deferred Account.
     (b)(ii) At the end of each calendar quarter during the period of the Director's active service the Company agrees to credit this Deferred Account by election of Director with simple interest equal to the average percentage of interest earned by the Company on its marketable securities portfolio during the preceding three (3) months. In the event that Company fails to have a marketable securities portfolio then the Company agrees to credit the Employee's account with simple interest equal to the prime rate as of the end of each calendar quarter. For purposes of this

                              - 3 -
                            IV - 321
Agreement, the prime interest rate shall mean the annual interest rate offered by Morgan Guaranty Trust Company, New York, New York, to its preferred commercial borrowers as of the end of each calendar quarter.
     (c) The amounts credited to the Director's Deferred Account pursuant to this Agreement shall constitute an unsecured claim against the general funds of the Company.
     3. (a) Not later than ninety (90) days prior to the expiration of the period of Director's active service, Director may advise the Company in writing of Director's desire to receive the amounts in the Deferred Account in cash as a lump sum payment. In the event of such notice, and provided that Company shall agree, said lump sum payment shall be made to Director on the first day of the month next following the expiration of the period of Director's active service.
     (b) In the event the Director does not notify the Company pursuant to paragraph 3 (a) or if the Company in its sole discretion shall elect not to pay Director a lump sum, the amount in the Deferred Account of the Director shall be paid to Director, in annual installments commencing with the first day of the month next following the date of expiration of the period of Director's active service, in accordance with a payout schedule adopted by the Board of Directors of the Company which shall under no circumstances cover a period of time in excess of ten (10) years. The Company reserves the right at all times throughout the term of
                              - 4 -
                            IV - 322
this Agreement to alter the schedule for the payment of the Deferred Amount and may at its election pay the entire Deferred Amount or any part thereof standing to the credit of the Director or his beneficiary or estate, as lump sum. In the event, however, that there is a Change of Control as hereinafter defined, then this subparagraph (b) shall be rendered null and void and all amounts due Director shall be made in a lump sum on the first day of the month next following the expiration of the period of Director's active service.
     (c) For purposes of this Agreement, "Change of Control" shall mean and be deemed to occur if a change of control of the nature that would be required to be reported in response to Item la) of the Current Report on Form 8-K as in effect on the date hereof pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, provided that, without limitation, a "Change of Control" shall be deemed to have occurred if (a) the beneficial ownership at any time hereafter by any person, as defined herein, of capital stock of the Company, the voting power of which constitutes 20% or more of the general voting power of all of the Company's outstanding capital or (b) individuals who, as of the date hereof, constitute the Board of Directors of the Corporation (the "Board" generally and as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a Director subsequent to the date hereof whose election, or nomination for election by
                              - 5 -
                            IV - 323
the Corporation's shareholders, was approved by a vote of at least three-quarters of the Directors comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Corporation, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board. No sale to underwriters or private placement of its capital stock by the Company, nor any acquisition by the Company, through merger, purchase of assets or otherwise, effected in whole or in part by issuance or reissuance of shares of its capital stock, shall constitute a Change of Control. For purposes of the definition of "Change of Control", the following definitions shall be applicable:
     (i) The term "person" shall mean any individual, group, corporation or other entity.
     (ii) Any person shall be deemed to be the beneficial owner or any shares of capital stock of the Company:
          (A) which that person owns directly, whether or not of record, or
          (B) which that person has the right to acquire pursuant to any agreement or understanding or upon exercise of conversion rights, warrants, or options, or otherwise, or

                              - 6 -
                            IV - 324
          (C) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clause
     (B) above), by an "affiliate" or "associate" (as defined in the rules of the Securities and Exchange Commission under the Securities Act of 1933) of that person or
          (D) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clause
     (B) above), by any other person with which that person or his "affiliate" or "associate" (defined as aforesaid) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of capital stock of the Company,
     (iii) The outstanding shares of capital stock of the Company shall include shares deemed owned through application of clauses
(ii) (B), (C) and (D), above, but shall not include any other shares which may be issuable pursuant to any agreement or upon exercise of conversion rights, warrants or options, or otherwise, but which are not actually outstanding.
     (iv) Shares of capital stock, if any, held by The Chase Manhattan Bank N.A. under the Indenture and the Escrow Agreement dated as of November 1, 1971 between International Paper Company and said bank shall not be deemed owned by International Paper Company or by said bank for purposes of this Plan, so long as they


                              - 7 -
                            IV - 325
are held by said bank under said Escrow Agreement, but said shares shall be deemed outstanding for the purpose of determining the aggregate number of outstanding shares of capital stock of the Company.
     4. In the event of the death of the Director during the term of this Agreement, the Company shall pay in one lump sum within 60 days thereafter the amount in the Deferred Account to such beneficiary or beneficiaries as Director may have designated in writing to the Company or, in the event a beneficiary is not so designated by the Director, to the Director's estate.
     5. Notwithstanding anything herein to the contrary, in the event any amendment to the Internal Revenue Code or Treasury regulations or judicial or administrative interpretation thereof should disallow the deferral of compensation as required in this Agreement, the Company shall in its sole discretion be permitted to distribute to the Director such compensation so affected, or terminate this Agreement in whole or in part.
     6. No rights or interest of the Director, his beneficiary, or estate established herein, shall be assignable or transferable in whole or in part either directly or by operation of law or otherwise, including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy, or in any other manner, and no right or interest established herein shall be liable for, or subject to, any obligation or liability of the Director.

                              - 8 -
                             IV - 326
     7. Except as herein provided, this Agreement shall be binding upon the parties hereto, their heirs, executors, administrators, successors (including but not limited to successors resulting from any corporate merger) or assigns.
     8. The parties agree that any dispute or claim concerning this Agreement or the terms thereof, including whether such dispute or claim is arbitrable, will be settled by arbitration. The arbitration proceedings shall be conducted under the Commercial Arbitration Rules of the American Arbitration Association in effect at the time a demand for arbitration under the rules is made. Either party shall make a demand for arbitration by giving a demand in writing to the other party.
     The parties may agree upon one arbitrator, but in the event that they cannot agree, there shall be three, one named in writing by each of the parties and a third chosen by the two arbitrators. Should either party refuse or neglect to join in the appointment of the arbitrator(s) or to furnish the arbitrator(s) with any papers or information demanded, the arbitrator(s) are empowered by both parties to proceed ex parte.
     Arbitration shall take place in the Borough of New Providence, State of New Jersey, and the hearing before the arbitrator(s) of the matter to be arbitrated shall be at the time and place within said Borough as is selected by the arbitrator(s).
     At the hearing, any relevant evidence may be presented by either party, and the formal rules of evidence and discovery
                              - 9 -
                            IV - 327
applicable to judicial proceedings shall not be applicable. Evidence may be admitted or excluded in the sole discretion of the arbitrator(s). Said arbitrator(s) shall hear and determine the matter and shall execute and acknowledge their binding award in writing and cause a copy thereof to be delivered to each of the parties.
     The decision of the arbitrator(s) including determination of amount of any damages suffered shall be exclusive, final and binding upon both parties, their heirs, executors, administrators, successors, and assigns.
     A judgment confirming the award of the arbitrator(s) may be rendered by any Court having jurisdiction or such Court may vacate, modify, or correct the award in accordance with the prevailing law of the state of New Jersey.
     The costs of such arbitration shall be borne by the Corporation.
     To the extent that any language contained in this arbitration clause shall be inconsistent with any provision of NJS 2A:24-1 et seq or any provision of the Commercial Arbitration Rules referred to herein, it is the intention of the parties hereto that the subsequent inconsistent provision of this clause shall control.
     Notwithstanding anything contrary in this Agreement, this
Section is in no way an attempt to limit discovery which shall be at the sole discretion and prior approval of the arbitrator(s) and his (their) rulings on discovery shall be binding; however, he
(they) is (are) to be guided by the most expeditious manner in resolving disputes under this Agreement.







                             - 10 -
                            IV - 328
     9. In the event that Director shall be the prevailing party in any arbitration or any action at law or in equity to enforce an arbitration award, the Company shall pay the Director all costs, expenses and reasonable attorneys' fees incurred therein by such Director including, without litigation, such costs, expenses and fees on any appeals.
     10. This Agreement shall be executed in duplicate, each copy of which when so executed and delivered shall be an original, but both copies shall together constitute one of the same document.
     11. This Agreement may at any time be amended by the Company, but no such amendment shall diminish the value of any amounts then credited to the Director under the Agreement.
     12. This Agreement shall be construed in accordance with the law of the state of New Jersey.
     IN WITNESS WHEREOF, the parties hereto have set their hands and seals the day and year first above written.

WITNESS:
                                   William T. Butler /s/ (L.S.)

ATTEST:
Jean F. Barber /s/                 By:  Richard A. Flink /s/

Revised 7/87
                             - 11 -
                            IV - 329

     Amended by the Board of Directors at its meeting on June 12, 1991, by resolution as follows:
     RESOLVED that the existing Deferred Compensation Contract Deferral of Directors' Fees, and the form of future contracts, be, and they hereby are, amended to delete from such contracts Paragraph 5 thereof and to renumber Paragraphs 6, 7, 8, 9, 10, 11 and 12 to be 5, 6, 7, 8, 9, 10 and 11, respectively.


















                             - 12 -
                            IV - 330
                 Deferred Compensation Contract
                   Deferral of Directors' Fees

     THIS AGREEMENT made this 24 day of April, 1991, by and between C. R. BARD, INC., a New Jersey corporation, hereinafter referred to as the "Company" and Regina E. Herzlinger residing at 560 Concord Avenue, Belmont, MA, hereinafter referred to as the "Director".
                           WITNESSETH:
     WHEREAS, the Company has adopted by Act of its Board of Directors a program whereby Directors of the Company are paid fees as compensation for services rendered to the Company; and
     WHEREAS, the Company is willing to enter into an arrangement with the Director whereby the Director may defer receipt of such fees otherwise payable to the Director; and the Director is desirous of entering into such an arrangement.
     NOW, THEREFORE, in consideration of the premises, and in consideration of the mutual covenants and agreements herein contained, the Company and the Director agree as follows:
     1. During the period of the Director's active service as hereinafter defined, the Director agrees to serve the Company faithfully and, to the best of the Director's ability, to perform such services and duties as shall be assigned to the Director by the Company's Board of Directors.
     For purposes of this Agreement, the period of the Director's active service shall mean the period commencing with the date of
                            IV - 331
election or appointment of the Director and expiring on the date on which occurs the termination of the Director' 8 service by reason of expiration of term or the date of resignation, removal or death of the Director whichever shall occur first.
     2. (a) Prior to the thirty-first day of December of each calendar year during the period of the Director's active service the Director may instruct the Company by delivery to it of written notice to withhold any fees otherwise payable to Director for services rendered in the following calendar year (the "Deferred Amounts"). The Deferred Amounts shall be credited when otherwise due to be paid to an account or accounts (the "Deferred Account") established on the books of the Company for this purpose. The Director shall by written notice designate which Deferred Account or Accounts the Director elects the Company to establish for said Director and the percentage (but not less than 25%) of the Deferred Amount to be credited to each such Deferred Account all as more fully set forth in Subparagraphs 2(b)(i) and 2(b)(ii) hereinafter.
     (b)(i)
           (A) The amount credited by the Company to this Deferred Account by election of Director shall immediately be converted to that number of share units equal to the number of shares (to the nearest hundredth of a share) of common stock of the Company which could have been purchased at the composite closing price on the New York Stock Exchange for shares of common stock of the Company on such date (the "Share Units") with the Deferred Amount.
                              - 2 -
                            IV - 332
           (B) During the period that the Company shall maintain such Deferred Account, on each date on which the Company pays dividends on shares of its common stock, it shall credit the Deferred Account with an additional number of share units equal to the number of shares (to the nearest hundredth of a share) of common stock of the Company which could have been purchased at the composite closing price on the New York Stock Exchange for shares of common stock of the Company on such date, with the amount of dividends that would have been received on the number of shares of common stock equal to the number of share units in such Director's Deferred Account.
           (C) In the event of any stock dividend, stock split, combination of shares, recapitalization or the like of the common stock of the Company, the Company shall make appropriate adjustment in the number of share units entered in each Deferred Account.
     (b)(ii) At the end of each calendar quarter during the period of the Director's active service the Company agrees to credit this Deferred Account by election of Director with simple interest equal to the average percentage of interest earned by the Company on its marketable securities portfolio during the preceding three (3) months. In the event that Company fails to have a marketable securities portfolio then the company agrees to credit the Employee's account with simple interest equal to the prime rate as of the end of each calendar quarter. For purposes of this

                              - 3 -
                            IV - 333
Agreement, the prime interest rate shall mean the annual interest rate offered by Morgan Guaranty Trust Company, New York, New York, to its preferred commercial borrowers as of the end of each calendar quarter.
     (c) The amounts credited to the Director's Deferred Account pursuant to this Agreement shall constitute an unsecured claim against the general funds of the Company.
     3. (a) Not later than ninety (90) days prior to the expiration of the period of Director's active service, Director may advise the Company in writing of Director's desire to receive the amounts in the Deferred Account in cash as a lump sum payment. In the event of such notice, and provided that Company shall agree, said lump sum payment shall be made to Director on the first day of the month next following the expiration of the period of Director's active service.
     (b) In the event the Director does not notify the Company pursuant to paragraph 3 (a) or if the Company in its sole discretion shall elect not to pay Director a lump sum, the amount in the Deferred Account of the Director shall be paid to Director, in annual installments commencing with the first day of the month next following the date of expiration of the period of Director's active service, in accordance with a payout schedule adopted by the Board of Directors of the Company which shall under no circumstances cover a period of time in excess of ten (10) years. The Company reserves the right at all times throughout the term of
                              - 4 -
                            IV - 334
this Agreement to alter the schedule for the payment of the Deferred Amount and may at its election pay the entire Deferred Amount or any part thereof standing to the credit of the Director or his beneficiary or estate, as lump sum. In the event, however, that there is a Change of Control as hereinafter defined, then this subparagraph (b) shall be rendered null and void and all amounts due Director shall be made in a lump sum on the first day of the month next following the expiration of the period of Director's active service.
     c) For purposes of this Agreement, "Change of Control shall mean and be deemed to occur if a change of control of the nature that would be required to be reported in response to Item l(a) of the Current Report on Form 8-X 8s in effect on the date hereof pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, provided that, without limitation, a "Change of Control" shall be deemed to have occurred if (a) the beneficial ownership at any time hereafter by any person, as defined herein, of capital stock of the Company, the voting power of which constitutes 20% or more of the general voting power of all of the Company's outstanding capital or (b) individuals who, as of the date hereof, constitute the Board of Directors of the Corporation (the "Board" generally and as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a Director subsequent to the date hereof whose election, or nomination for election by
                              - 5 -
                            IV - 335
the Corporation's shareholders, was approved by a vote of at least, three-quarters of the Directors comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Corporation, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Fxchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board. No sale to underwriters or private placement of its capital stock by the Company, nor any acquisition by the Company, through merger, purchase of assets or otherwise, effected in whole or in part by issuance or reissuance of shares of its capital stock, shall constitute a Change of Control. For purposes of the definition of "Change of Control", the following definitions shall be applicable:
     (i) The term "person" shall mean any individual, group, corporation or other entity.
     (ii) Any person shall be deemed to be the beneficial owner of any shares of capital stock of the Company:
           (A) which that person owns directly, whether or not of record, or
           B) which that person has the right to acquire pursuant to any agreement or understanding or upon exercise of conversion rights, warrants, or options, or otherwise, or
                              - 6 -
                            IV - 336

           (C) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clause
     (B) above), by an "affiliate" or "associate" (as defined in the rules of the Securities and Exchange Commission under the Securities Act of 1933) of that person or
           (D) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clause
     (B) above), by any other person with which that person or his "affiliate" or "associate" (defined as aforesaid) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of capital stock of the Company,
     (iii) The outstanding shares of capital stock of the Company shall include shares deemed owned through application of clauses
(ii) (B), (C) and (D), above, but shall not include any other shares which may be issuable pursuant to any agreement or upon exercise of conversion rights, warrants or options, or otherwise, but which are not actually outstanding.
     (iv) Shares of capital stock, if any, held by The Chase Manhattan Bank N.A. under the Indenture and the Escrow Agreement dated as of November 1, 1971 between International Paper Company and said bank shall not be deemed owned by International Paper Company or by said bank for purposes of this Plan, so long as they


                              - 7 -
                            IV - 337
are held by said bank under said Escrow Agreement, but said shares shall be deemed outstanding for the purpose of determining the aggregate number of outstanding shares of capital stock of the Company.
     4. In the event of the death of the Director during the term of this Agreement, the Company shall pay one lump sum within 60 days thereafter the amount in the Deferred Account to such beneficiary or beneficiaries as Director may have designated in writing to the Company or, in the event a beneficiary is not so designated by the Director, to the Director's estate.
     5. Notwithstanding anything herein to the contrary, in the event any amendment to the Internal Revenue Code or Treasury Regulations or judicial or administrative interpretation thereof should disallow the deferral of compensation as required in this Agreement, the Company shall in its sole discretion be permitted to distribute to the Director such compensation so affected, or terminate this Agreement in whole or in part.
     6. No rights or interest of the Director, his beneficiary, or estate established herein, shall be assignable or transferable in whole or in part either directly or by operation of law or otherwise, including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy, or in any other manner, and no right or interest established herein shall be liable for, or subject to, any obligation or liability of the Director.

                              - 8 -
                            IV - 338
     7. Except as herein provided, this Agreement shall be binding upon the parties hereto, their heirs, executors, administrators, successors (including but not limited to successors resulting from any corporate merger) or assigns.
     8. The parties agree that any dispute or claim concerning this Agreement or the terms thereof, including whether such dispute or claim is arbitrable, will be settled by arbitration. The arbitration proceedings shall be conducted under the Commercial Arbitration Rules of the American Arbitration Association in effect at the time a demand for arbitration under the rules is made. Either party shall make a demand for arbitration by giving a demand in writing to the other party.
     The parties may agree upon one arbitrator, but in the event that they cannot agree, there shall be three, one named in writing by each of the parties and a third chosen by the two arbitrators. Should either party refuse or neglect to join in the appointment of the arbitrator(s) or to furnish the arbitrator(s) with any papers or information demanded, the arbitrator(sJ are empowered by both parties to proceed ex parte.
     Arbitration shall take place in the Borough of New Providence, State of New Jersey, and the hearing before the arbitrator(s) of the matter to be arbitrated shall be at the time and place within said Borough as is selected by the arbitrator(s).
     At the hearing, any relevant evidence may be presented by either party, and the formal rules of evidence and discovery
                              - 9 -
                            IV - 339
applicable to judicial proceedings shall not be applicable. Evidence may be admitted or excluded in the sole discretion of the arbitrator(s). Said arbitrator(s) shall hear and determine the matter and shall execute and acknowledge their binding award in writing and cause a copy thereof to be delivered to each of the parties.
     The decision of the arbitrator(s) including determination of amount of any damages suffered shall be exclusive, final and binding upon both parties, their heirs, executors, administrators, successors, and assigns.
     A judgment confirming the award of the arbitrator(s) may be rendered by any Court having jurisdiction; or such Court may vacate, modify, or correct the award in accordance with the prevailing law of the state of New Jersey.
     The costs of such arbitration shall be borne by the Corporation.
     To the extent that any language contained in this arbitration clause shall be inconsistent with any provision of NJS 2A:24-1 et seq or any provision of the Commercial Arbitration Rules referred to herein, it is the intention of the parties hereto that the subsequent inconsistent provision of this clause shall control.
     Notwithstanding anything contrary in this Agreement, this
Section is in no way an attempt to limit discovery which shall be at the sole discretion and prior approval of the arbitrator(s) and his (their) rulings on discovery shall be binding: however, he
(they) is (are) to be guided by the most expeditious manner in resolving disputes under this Agreement.







                             - 10 -
                            IV - 340
     9. In the event that Director shall be the prevailing party in any arbitration or any action at law or in equity to enforce an arbitration award, the Company shall pay the Director all costs, expenses and reasonable attorneys' fees incurred therein by such Director including, without limitation, such costs, expenses and fees on any appeals.
     10. This Agreement shall be executed in duplicate, each copy of which when 80 executed and delivered shall be an original, but both copies shall together constitute one of the same document.
     11. This Agreement may at any time be amended by the Company, but no such amendment shall diminish the value of any amounts then credited to the Director under the Agreement.
     12. This Agreement shall be construed in accordance with the law of the state of New Jersey.
     IN WITNESS WHEREOF, the parties hereto have set their hands and seals the day and year first above written.

WITNESS:


                                   Regina E. Herzlinger /s/ (L.S.)


ATTEST:                            C. R. BARD, INC.


Jean F. Barber /s/                 By:  Richard A. Flink /s/
Assistant Secretary                Vice President


Revised 7/87



                             - 11 -

                            IV - 341
Amended by the Board of Directors at its meeting on June 12, 1991, by resolution as follows:
     RESOLVED that the existing Deferred Compensation Contract Deferral of Directors' Fees, and the form of future contracts, be, and they hereby are, amended to delete from such contracts Paragraph 5 thereof and to renumber Paragraphs 6, 7, 8, 9, 10, 11 and 12 to be 5, 6, 7, 8, 9, 10 and 11, respectively.

















                             - 12 -
                            IV - 342

C. R. BARD, INC.
731 Central Avenue
Murray Hill, NJ  07974



                                        July 24, 1987



Mr. Robert P. Luciano
4 Park Lane
Madison, New Jersey  07940

Dear Bob:

     With respect to that certain Agreement entitled "Deferred Compensation Contract Deferral of Directors' Fees" entered into between yourself and C. R. Bard, Inc. (the "Company") dated December 10, 1980, it is, by mutual consent, amended as follows:

1.   The following two sentences have been added to paragraph
2.(b)(ii):
     "In the event that Company fails to have a marketable securities portfolio then the Company agrees to credit the Employee's account with simple interest equal to the prime rate as of the end of each calendar quarter. For purposes of this Agreement, the prime interest rate shall mean the annual interest rate offered by Morgan Guaranty Trust Company, New York, New York, to its preferred commercial borrowers as of the end of each calendar quarter."

2. The second sentence of Paragraph 3.(a) has been amended to read in its entirety:

     "In the event of such notice, and provided that Company shall agree, said lump sum payment shall be made to Director on the first day of the month next following the expiration of the period of Director's active service."

     Paragraph 3.(b) has been amended to read in its entirety:

     "(b) In the event the Director does not notify the Company pursuant to paragraph 3(a) or if the Company in its sole discretion shall elect not to pay Director a lump sum, the amount in the Deferred Account of the Director shall be paid to Director, in annual installments commencing with the first day of the month next following the date of expiration of the period of Director's active service, in accordance with a payout schedule adopted by the Board of Directors of the



                            IV - 343
     Company which shall under no circumstances cover a period of time in excess of ten (10) years. The Company reserves the right at all times throughout the term of this Agreement to alter the schedule for the payment of the Deferred Amount and may at its election pay the entire Deferred Amount or any part thereof standing to the credit of the Director or his beneficiary or estate, as lump sum. In the event, however, that there is a Change of Control as hereinafter defined, then this subparagraph (b) shall be rendered null and void and all amounts due Director shall be made in a lump sum on the first day of the month next following the expiration of the period of Director's active service."

     A new Paragraph 3.(c) has been added as follows:

     "(C) For purposes of this Agreement, "Change of Control" shall mean and be deemed to occur if a change of control of the nature that would be required to be reported in response to Item l(a) of the Current Report on Form 8-K as in effect on the date hereof pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, provided that, without limitation, a "Change of Control" shall be deemed to have occurred if (a) the beneficial ownership at any time hereafter by any person, as defined herein, of capital stock of the Company, the voting power of which constitutes 20% or more of the general voting power of all of the Company's outstanding capital or (b) individuals who, as of the date hereof, constitute the Board of Directors of the Corporation (the "Board" generally and as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a Director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least three-quarters of the Directors comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Corporation, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board. No sale to underwriters or private placement of its capital stock by the Company, nor any acquisition by the Company, through merger, purchase of assets or otherwise, effected in whole or in part by issuance or reissuance of shares of its capital stock, shall constitute a Change of Control. For purposes of the definition of "Change of Control", the following definitions shall be applicable:


                              - 2 -
                            IV - 344


     (i) The term "person" shall mean any individual, group, corporation or other entity.
     (ii) Any person shall be deemed to be the beneficial owner of any shares of capital stock of the Company:
           (A) which that person owns directly, whether or not of record, or
           (B) which that person has the right to acquire pursuant to any agreement or understanding or upon exercise of conversion rights, warrants, or options, or otherwise, or
           (C) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clause
     (B) above), by an "affiliate" or "associate" (as defined in the rules of the Securities and Exchange Commission under the Securities Act of 1933) of that person or
           (D) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clause
     (B) above), by any other person with which that person or his "affiliate" or "associate" (defined as aforesaid) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of capital stock of the Company,
     (iii) The outstanding shares of capital stock of the Company shall include shares deemed owned through application of clauses
(ii) (B), (C) and (D), above, but shall not include any other shares which may be issuable pursuant to any agreement or upon exercise of conversion rights, warrants or options, or otherwise, but which are not actually outstanding.
     (iv) Shares of capital stock, if any, held by The Chase Manhattan Bank N.A. under the Indenture and the Escrow Agreement dated as of November 1, 1971 between International Paper Company and said bank shall not be deemed owned by International Paper Company or by said bank for purposes of this Plan, so long as they are held by said bank under said Escrow Agreement, but said shares shall be deemed outstanding for the purpose of determining the aggregate number of outstanding shares of capital stock of the Company.

     Paragraph 3.(c) of prior Agreement is now Paragraph 3.(d).

3.   Paragraphs 5., 6. and 7. of prior Agreement have been deleted.

4.   Paragraph 8. of prior Agreement is now Paragraph 5.

5.   Paragraph 9. of prior Agreement is now Paragraph 6.






                              - 3 -
                            IV - 345


6.   Paragraph 10. of prior Agreement is now Paragraph 7.

7.   A new Paragraph 8. has been added to read in its entirety:

     "8. The parties agree that any dispute or claim concerning this Agreement or the terms thereof, including whether such dispute or claim is arbitrable, will be settled by arbitration. The arbitration proceedings shall be conducted under the Commercial Arbitration Rules of the American Arbitration Association in effect at the time a demand for arbitration under the rules is made. Either party shall make a demand for arbitration by giving a demand in writing to the other party.
     The parties may agree upon one arbitrator, but in the event that they cannot agree, there shall be three, one named in writing by each of the parties and a third chosen by the two arbitrators. Should either party refuse or neglect to join in the appointment of the arbitrator(s) or to furnish the arbitrator(s) with any papers or information demanded, the arbitrator(s) are empowered by both parties to proceed ex parte.
     Arbitration shall take place in the Borough of New Providence, State of New Jersey, and the hearing before the arbitrator(s) of the matter to be arbitrated shall be at the time and place within said Borough as is selected by the arbitrator(s).
     At the hearing, any relevant evidence may be presented by either party, and the formal rules of evidence and discovery applicable to judicial proceedings shall not be applicable. Evidence may be admitted or excluded in the sole discretion of the arbitrator(s). Said arbitrator(s) shall hear and determine the matter and shall execute and acknowledge their binding award in writing and cause a copy thereof to be delivered to each of the parties.
     The decision of the arbitrator(s) including determination of amount of any damages suffered shall be exclusive, final and binding upon both parties, their heirs, executors, administrators, successors, and assigns.
     A judgment confirming the award of the arbitrator(s) may be rendered by any Court having jurisdiction; or such Court may vacate, modify, or correct the award in accordance with the prevailing law of the state of New Jersey.
     The costs of such arbitration shall be borne by the Corporation.
     To the extent that any language contained in this arbitration clause shall be inconsistent with any provision of NJS 2A:24-1 et seq or any provision of the Commercial Arbitration Rules referred to herein, it is the intention of the parties hereto that the subsequent inconsistent provision of this clause shall control.





                              - 4 -
                            IV - 346

     Notwithstanding anything contrary in this Agreement, this
Section is in no way an attempt to limit discovery which shall be at the sole discretion and prior approval of the arbitrator(s) and his (their) rulings on discovery shall be binding; however, he
(they) is (are) to be guided by the most expeditious manner in resolving disputes under this Agreement."

8.   Paragraph 11. of prior Agreement is now Paragraph 10.

9.   Paragraph 12. of prior Agreement is now Paragraph 11.

10.  Paragraph 13. of prior Agreement is now Paragraph 12.

11. All of the remaining Paragraphs of said Agreement not otherwise amended shall continue in full force and effect.

     For your convenience attached is a copy of the Deferred
Compensation Contract Deferral of Directors' Fees in which all of the above amendments have been incorporated.

                                        Sincerely,



                                        Laurence E. Lindars /s/



Agreed to:






















                              - 5 -

                            IV - 347
C. R. BARD, INC.                           MURRAY HILL, NJ  07974

                      HEALTH, CARE PRODUCTS

                                             February 19, 1981




Mr, Robert P. Luciano
Schering-Plough Corporation
2000 Galloping Hill Road
Kenilworth, New Jersey 07033

Dear Mr, Luciano:

With respect to that Agreement entitled "DEFERRED COMPENSATION
CONTRACT DEFERRAL OF DIRECTORS' FEES" entered into between yourself and C. R. BARD, INC. (the "Company") dated 1/14/81 , it is, by mutual consent, amended as follows:

     1. Paragraph "2.(b) (ii)" is hereby deleted in its entirety and the following is substituted in its place and stead:

               "2.(b) (ii) At the end of each calendar quarter during the period of the Director's active service the Company agrees to credit this Deferred Account by election of Director with simple interest equal to the average percentage of interest earned by the Company on its Marketable Securities Portfolio during the preceding three (3) months."

     2. The above revised Paragraph "2.(b) (ii)" shall be effective commencing January 1, 1981,

     3. All of the remaining Paragraphs of said Agreement shall continue in full force and effect.

                                   Sincerely,

                                   C. R. BARD, INC.

                                   Laurence E. Lindars /s/
                                   Executive Vice President and
                                   Chief Financial Officer

     Agreed to
2/23/81

I do not wish to defer payment of
Directors' Fees

Robert P. Luciano /s/
                            IV - 348
                 DEFERRED COMPENSATION CONTRACT
                   DEFERRAL OF DIRECTORS' FEES




     THIS AGREEMENT made this 14 day of JANUARY 1981 by and between C. R. BARD, INC., a New Jersey Corporation, hereinafter referred to as the 'Company and ROBERT P. LUCIANO residing at 4 PARK LANE, MADISON, NEW JERSEY 07940 hereinafter referred to as the "Director"

                           WITNESSETH:

     WHEREAS, the Company has adopted by Act of its Board of Directors a program whereby Directors of the Company are paid fees as compensation for services rendered to the Company; and
     WHEREAS, the Company is willing to enter into an arrangement with the Director whereby the Director may defer receipt of such fees otherwise payable to the Director; and the Director is desirous of entering into such an arrangement.
     NOW, THEREFORE, in consideration of the premises, and in consideration of the mutual covenants and agreements herein con-tained, the Company and the Director agree as follows:
     1. During the period of the Director's active service as hereinafter defined, the Director agrees to serve the Company faithfully and, to the best of the Director's ability, to perform such services and duties as shall be assigned to the Director by
 c the Company's Board of Directors.
                            IV - 349
     For purposes of this Agreement the period of the Director's active service shall mean the period commencing with the date of election or appointment of the Director and expiring on the date on which occurs the termination of the Director's service by reason of expiration of term or the date of resignation, removal or death of the Director, whichever shall occur first.
     2. (a) Prior to the thirty-first day of December of each calendar year during the period of the Director's active service the Director may instruct the Company by delivery to it of written notice to withhold any fees otherwise payable to Director for services rendered in the following calendar year (the "Deferred Amounts"). The Deferred Amounts shall be credited when otherwise due to be paid to an account or accounts (the "Deferred Account") established on the books of the Company for this purpose. The Director shall by written notice designate which Deferred Account or accounts the Director elects the Company to establish for said Director and the percentage (but not less than 25%) of the Deferred Amount to be credited to each such Deferred Account all as more fully set forth in Subparagraphs ! 2(b)(i) and 2(b) (ii) hereinafter.



                              - 2 -
                            IV - 350
     (b)(i)
           (a) The amount credited by the Company to this Deferred Account by election of Director shall immediately be converted to that number of share units equal to the number of shares (to the nearest hundredth of a share) of common stock of the Company which could have been purchased at the composite closing price on the New York Stock Exchange for shares of common stock of the Company on such date (the "Share Units") with the Deferred Amount.
           (b) During the period that the Company shall maintain such Deferred Account, on each date on which the Company pays dividends on shares of its common stock, it shall credit the Deferred Account with an additional number of share units equal to the number of shares (to the nearest hundredth of a share) of common stock of the Company which could have been purchased at the composite closing price on the New York Stock Exchange for shares of common stock of the Company on such date, with the amount of dividends that would have been received on the number of shares of common stock equal to the number of shares units in such Director's Deferred Account.



                              - 3 -
                            IV - 351
           (c) In the event of any stock dividend, stock split, combination of shares, re-capitalization or the like of the common stock of the Company, the Company shall make appropriate adjustment in the number of share units entered in each Deferred Account.
     (b) (ii) At the end of each calendar quarter during the period of the Director's active service the Company agrees to credit this Deferred Account by election of Director with simple interest equal to the "prime interest rate" (as hereinafter defined). For purposes of this Agreement, the prime interest rate shall mean the interest rate offered by Morgan Guaranty Trust Company, New York, New York, to their respective preferred commercial borrowers, as published by said bank. The calculation of such prime interest rate shall be on a time weighted basis covering the quarterly period during which such computation shall be made. (c) The amounts credited to the Director's Deferred Account pursuant to this Agreement shall constitute an unsecured claim against the general funds of the Company.






                              - 4 -
                            IV - 352
3. (a) Not later than ninety (90) days prior to the expiration of the period of Director's active service, Director may advise the Company in writing of Director's desire to receive the amounts in the Deferred Account in cash as a lump sum payment. In the event of such notice, said lump sum payment may be made to Director on the fifteenth day of January next following the expiration of the period of Director's active service.
     (b) In the event the Director does not notify the Company pursuant to Paragraph 3 (a) or if the Company in its sole discretion shall elect not to pay Director a lump sum, the amount in the Deferred Account of the Director shall be paid within 15 days to Director, in annual installments commencing with the first day of January next following the date of expiration of the period of Director's active service, in accordance with a pay out schedule adopted by the Board of Directors of the Company which ! shall under no circumstances cover a period of time in excess of ten (10) years. The Company reserves the right at all times throughout the term of this Agreement to alter the schedule for the payment of the Deferred Amount and may at its election pay the entire Deferred Amount or any part thereof standing to the credit of the Director or his beneficiary or estate, a-s lump sum.


                              - 5 -
                            IV - 353
     (c) The amount which shall be due Director pursuant to the Paragraph 2(b)(i) at the termination of Director's active service, and payable to such Director in accordance with Paragraph 3 (a) or 3 (b) hereinabove shall be the product of the number of share units in the Director's Deferred Account on the last day of the month immediately preceding the month in which payment is to be made, multiplied by the average composite closing prices for the common stock of the Company on the New York Stock Exchange during such immediately preceding month.
4. In the event of the death of the Director during the term of this Agreement, the Company shall pay in one lump sum within 60 days thereafter the amount in the Deferred Account to such beneficiary or beneficiaries as Director may have designated in writing to the Company or, in the event a beneficiary is not so designated by the Director, to the Director's estate.
5. The Director agrees that, he will not directly or indirectly enter into or in any manner take part in any business, profession or other endeavor, either as an employee, Director, agent, independent contractor or owner, which, in the opinion of the Board of Directors of the Company, shall be in competition with the business of the Company, which opinion of the Board of Directors shall be final and conclusive for the purposes hereof.

                              - 6 -
                            IV - 354

6. The Director shall not divulge any trade or business secrets or any other confidential information of the Company to any person not employed by the Company unless so authorized by the Company.
7. If the Director shall fail to observe any of the covenants of Paragraphs 5 and 6 and shall continue to breach any covenant therein contained for a period of thirty (30) days after the Company shall have advised Director of such breach by written notice, then, any of the provisions hereof to the contrary notwithstanding, the Director agrees that no further payments shall be due or payable by the Company hereunder either to the Director, his beneficiary, or his estate, and that the Company shall have no further liability hereunder.
8. Notwithstanding anything herein to the contrary, in the event any amendment to the Internal Revenue Code or Treasury Regulations or judicial or administrative interpretation thereof should disallow the deferral of compensation as required in this Agreement, the Company shall in its sole discretion be permitted to distribute to the Director such compensation so affected, or terminate this Agreement in whole or in part.




                              - 7 -
                            IV - 355


9. No rights or interest of the Director, his beneficiary, or estate established herein, shall be assignable or transferable in whole or in part, either directly or by operation of law or otherwise, including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruPtcy, or in any other manner, and no right or interest established herein shall be liable for, or subject to, any obligation or liability of the Director.
10. Except as herein provided, this Agreement shall be binding upon the parties hereto, their heirs, executors, administrators, successors (including but not limited to successors resulting from any corporate merger) or assigns.
11. This Agreement shall be executed in duplicate, each copy of which when so executed and delivered shall be an original, but both copies shall together constitute one of the same document.
12. This Agreement may at any time be amended by the Company, but no such amendment shall diminish the value of any amounts then credited to the Director under the Agreement.
13. This Agreement shall be construed in accordance with the law of the State of New Jersey.






                              - 8 -
                            IV - 356
     IN WITNESS WHEREOF, the parties hereto have set their hands and seals the day and year first above written.




WITNESS:

                                                            (L.S.)



ATTEST:                            C. R. BARD, INC.

Henrietta A. Norsk /s/             By:Emily D. Lawrence /s/
                                        Secretary









                              - 9 -
                            IV - 357






                                   January 14, 1981




C. R. Bard, Inc.
731 Central Avenue
Murray Hill, New Jersey

Gentlemen:

Pursuant to Paragraph "2" of the Deferred Compensation Contract - Deferral of Directors' Fees agreement dated January 14, 1981 between the undersigned and C. R. Bard, Inc., you are hereby directed to retain Directors' fees which may be paid to the undersigned by the Company for services rendered in the calendar year 1981 , and credit percent ( %) of such fee to a Deferred Account established pursuant to Paragraph 2(b)(i) and percent ( %) of such fee to a Deferred Account established pursuant to Paragraph 2(b)(ii).

                                   Very truly yours,




                                   Robert P. Luciano /s/

1/23/81

I do not wish to defer
payment of Directors Fees.












                            IV - 358








                                   January 14, 1981




C. R. Bard, Inc.
731 Central Avenue
Murray Hill, New Jersey   07974

Gentlemen:

Pursuant to Paragraph "4" of the Deferred Compensation Contract -
Deferral of Directors' Fees agreement dated January 14, 1981, between the undersigned and C. R. Bard, Inc., you are hereby advised that my beneficiary for purposes of the deferred compensation agreement is as follows:





                                   Very truly yours,





                                   ROBERT P. LUCIANO
















                            IV - 359








     Amended by the Board of Directors at its meeting on June 12, 1991, by resolution as follows:
     RESOLVED that the existing Deferred Compensation Contract Deferral of Directors' Fees, and the form of future contracts, be, and they hereby are, amended to delete from such contracts Paragraph 5 thereof and to renumber Paragraphs 6, 7, 8, 9, lo, 11 and 12 to be 5, 6, 7, 8, 9, 10 and 11, respectively.






































                            IV - 360